POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                   RULE 462(B) OF THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY:
As President of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          333-47094                       333-92000
33-57244                         333-69431                       333-105319
33-65870                         333-100207
33-69892                         333-100208
333-18517                        333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208                        811-03341                       811-9002

SOUTHLAND LIFE INSURANCE COMPANY:
As President of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976

hereby ratifying and confirming on this 21st day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                   Signature

                             /s/ Donald W. Britton
               ---------------------------------------------------
                                 Donald W. Britton

                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As President of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75972              33-76026               333-60016
2-52449               33-75974              33-79118               333-69574
33-02339              33-75976              33-79122               333-72079
33-34370              33-75978              33-81216               333-86276
33-42555              33-75980              33-87642               333-86278
33-60477              33-75982              33-87932               333-87305
33-61897              33-75984              33-88720               333-89953
33-62473              33-75986              33-88722               333-101761
33-64277              33-75988              33-88724               333-104456
33-75248              33-75990              33-89858               333-105479
33-75954              33-75992              33-91846               333-109622
33-75956              33-75994              333-01107              333-109860
33-75958              33-75996              333-09515
33-75960              33-75998              333-15817
33-75962              33-76000              333-27337
33-75964              33-76002              333-37448
33-75966              33-76004              333-49176
33-75968              33-76018              333-49495
33-75970              33-76024              333-56297


Registration Statements filed under the Investment Company Act of 1940:

811-02512             811-02513             811-04536              811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As President of ING INSURANCE COMPANY OF AMERICA I hereby appoint
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-49581
33-62481                         33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-104540
                                                                 333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427                        811-07935


hereby ratifying and confirming on this 21st day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                               /s/ Brian D. Comer
               ---------------------------------------------------
                                   Brian D. Comer


                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-104540
                                                                 333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


hereby ratifying and confirming on this 22nd day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                              /s/ R. Michael Conley
               ---------------------------------------------------
                                  R. Michael Conley

                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75972               33-76026               333-60016
2-52449               33-75974               33-79118               333-69574
33-02339              33-75976               33-79122               333-72079
33-34370              33-75978               33-81216               333-86276
33-42555              33-75980               33-87642               333-86278
33-60477              33-75982               33-87932               333-87305
33-61897              33-75984               33-88720               333-89953
33-62473              33-75986               33-88722               333-101761
33-64277              33-75988               33-88724               333-104456
33-75248              33-75990               33-89858               333-105479
33-75954              33-75992               33-91846               333-109622
33-75956              33-75994               333-01107              333-109860
33-75958              33-75996               333-09515
33-75960              33-75998               333-15817
33-75962              33-76000               333-27337
33-75964              33-76002               333-37448
33-75966              33-76004               333-49176
33-75968              33-76018               333-49495
33-75970              33-76024               333-56297


Registration Statements filed under the Investment Company Act of 1940:

811-02512             811-02513              811-04536              811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-49581
33-62481                         33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:
As Director and President of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827              333-33914             333-66757            333-104547
33-59261              333-33924             333-70600            333-104548
033-23351             333-35592             333-70602            333-111686
333-28679             333-57212             333-90516            333-116137
333-28755             333-57218             333-101481           333-117260
333-28769             333-63692             333-104539           333-118851
333-30180             333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                         811-8524

RELIASTAR LIFE INSURANCE COMPANY:
As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          333-47094                       333-92000
33-57244                         333-69431                       333-105319
33-65870                         333-100207
33-69892                         333-100208
333-18517                        333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208                        811-03341                       811-9002


SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                         333-34404                       333-90577
33-78444                         333-50278                       333-117329
33-88148                         333-72753
333-34402                        333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292                        811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                        811-08976


hereby ratifying and confirming on this 28th day of September, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                            /s/ Jacques de Vaucleroy
               ---------------------------------------------------
                                Jacques de Vaucleroy

                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Chief Accounting Officer of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75972            33-76026              333-60016
2-52449             33-75974            33-79118              333-69574
33-02339            33-75976            33-79122              333-72079
33-34370            33-75978            33-81216              333-86276
33-42555            33-75980            33-87642              333-86278
33-60477            33-75982            33-87932              333-87305
33-61897            33-75984            33-88720              333-89953
33-62473            33-75986            33-88722              333-101761
33-64277            33-75988            33-88724              333-104456
33-75248            33-75990            33-89858              333-105479
33-75954            33-75992            33-91846              333-109622
33-75956            33-75994            333-01107             333-109860
33-75958            33-75996            333-09515
33-75960            33-75998            333-15817
33-75962            33-76000            333-27337
33-75964            33-76002            333-37448
33-75966            33-76004            333-49176
33-75968            33-76018            333-49495
33-75970            33-76024            333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512           811-02513           811-04536            811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Chief Accounting Officer of ING INSURANCE COMPANY OF AMERICA I hereby appoint
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-49581
33-62481                         33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:
As Chief Accounting Officer of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827              333-33914             333-66757            333-104547
33-59261              333-33924             333-70600            333-104548
333-23351             333-35592             333-70602            333-111686
333-28679             333-57212             333-90516            333-116137
333-28755             333-57218             333-101481           333-117260
333-28769             333-63692             333-104539
333-30180             333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626             811-8524


RELIASTAR LIFE INSURANCE COMPANY:
As Chief Accounting Officer of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint
J. Neil  McMurdie,  Michael A.  Pignatella,  Julie E.  Rockmore  and Kimberly J.
Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          333-47094                       333-92000
33-57244                         333-69431                       333-105319
33-65870                         333-100207
33-69892                         333-100208
333-18517                        333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341                      811-9002

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Chief Accounting Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                   333-52358             333-85326         333-115515
333-19123                 333-61879             333-85618
333-47527                 333-75938             333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427                 811-07935

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Chief Accounting Officer of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                         333-34404              333-90577
33-78444                         333-50278              333-117329
33-88148                         333-72753
333-34402                        333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Chief Accounting Officer of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        333-49880
33-97852                         33-89574

Registration Statements filed under the Investment Company Act of 1940:

811-09106                        811-08976

hereby ratifying and confirming on this 14th day of July 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                               /s/ Roger W. Fisher
               ---------------------------------------------------
                                   Roger W. Fisher

                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director, President and Chief Executive Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly
J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-104540
                                                                 333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


hereby ratifying and confirming on this 15th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                   Signature

                              /s/ James R. Gelder
               ---------------------------------------------------
                                  James R. Gelder

                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448              33-75972           33-76026              333-60016
2-52449              33-75974           33-79118              333-69574
33-02339             33-75976           33-79122              333-72079
33-34370             33-75978           33-81216              333-86276
33-42555             33-75980           33-87642              333-86278
33-60477             33-75982           33-87932              333-87305
33-61897             33-75984           33-88720              333-89953
33-62473             33-75986           33-88722              333-101761
33-64277             33-75988           33-88724              333-104456
33-75248             33-75990           33-89858              333-105479
33-75954             33-75992           33-91846              333-109622
33-75956             33-75994           333-01107             333-109860
33-75958             33-75996           333-09515
33-75960             33-75998           333-15817
33-75962             33-76000           333-27337
33-75964             33-76002           333-37448
33-75966             33-76004           333-49176
33-75968             33-76018           333-49495
33-75970             33-76024           333-56297


Registration Statements filed under the Investment Company Act of 1940:

811-02512            811-02513           811-04536           811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Director of ING INSURANCE  COMPANY OF AMERICA I hereby  appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-49581
33-62481                         33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:
As Director and President of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827              333-33914             333-66757            333-104547
33-59261              333-33924             333-70600            333-104548
333-23351             333-35592             333-70602            333-111686
333-28679             333-57212             333-90516            333-116137
333-28755             333-57218             333-101481           333-117260
333-28769             333-63692             333-104539
333-30180             333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                         811-8524

RELIASTAR LIFE INSURANCE COMPANY:
As Director of RELIASTAR LIFE  INSURANCE  COMPANY I hereby appoint Megan Dunphy,
J. Neil  McMurdie,  Michael A.  Pignatella,  Julie E.  Rockmore  and Kimberly J.
Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          333-47094                       333-92000
33-57244                         333-69431                       333-105319
33-65870                         333-100207
33-69892                         333-100208
333-18517                        333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341                      811-9002


RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-104540
                                                                 333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                         333-34404                       333-90577
33-78444                         333-50278                       333-117329
33-88148                         333-72753
333-34402                        333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976


hereby ratifying and confirming on this 15th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                                /s/ Keith Gubbay
               ---------------------------------------------------
                                    Keith Gubbay


                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-104540
                                                                 333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


hereby ratifying and confirming on this 21st day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                              /s/ Ulric Haynes, Jr.
               ---------------------------------------------------
                                  Ulric Haynes, Jr.


                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-104540
                                                                 333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


hereby ratifying and confirming on this 15th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                             /s/ Audrey R. Kavanagh
               ---------------------------------------------------
                                 Audrey R. Kavanagh

                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-104540
                                                                 333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427                        811-07935


hereby ratifying and confirming on this 14th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                               /s/ James F. Lille
               ---------------------------------------------------
                                   James F. Lille


                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                        811-08976


hereby ratifying and confirming on this 16th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                              /s/ Shaun P. Mathews
               ---------------------------------------------------
                                  Shaun P. Mathews

                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-104540
                                                                 333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427                        811-07935


hereby ratifying and confirming on this 14th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                              /s/ Gregory McGreevey
               ---------------------------------------------------
                                  Gregory McGreevey


                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75972           33-76026                333-60016
2-52449             33-75974           33-79118                333-69574
33-02339            33-75976           33-79122                333-72079
33-34370            33-75978           33-81216                333-86276
33-42555            33-75980           33-87642                333-86278
33-60477            33-75982           33-87932                333-87305
33-61897            33-75984           33-88720                333-89953
33-62473            33-75986           33-88722                333-101761
33-64277            33-75988           33-88724                333-104456
33-75248            33-75990           33-89858                333-105479
33-75954            33-75992           33-91846                333-109622
33-75956            33-75994           333-01107               333-109860
33-75958            33-75996           333-09515
33-75960            33-75998           333-15817
33-75962            33-76000           333-27337
33-75964            33-76002           333-37448
33-75966            33-76004           333-49176
33-75968            33-76018           333-49495
33-75970            33-76024           333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512           811-02513          811-04536               811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-49581
33-62481                         33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:
As Director of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827              333-33914             333-66757            333-104547
33-59261              333-33924             333-70600            333-104548
333-23351             333-35592             333-70602            333-111686
333-28679             333-57212             333-90516            333-116137
333-28755             333-57218             333-101481           333-117260
333-28769             333-63692             333-104539
333-30180             333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                         811-8524

RELIASTAR LIFE INSURANCE COMPANY:
As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          333-18517                       333-100208
33-57244                         333-47094                       333-100209
33-65870                         333-69431                       333-92000
33-69892                         333-100207                      333-105319

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341                      811-9002

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                         333-34404                       333-90577
33-78444                         333-50278                       333-117329
33-88148                         333-72753
333-34402                        333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976

hereby ratifying and confirming on this 21st day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                             /s/ Thomas J. McInerney
               ---------------------------------------------------
                                 Thomas J. McInerney


                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448              33-75972               33-76026               333-60016
2-52449              33-75974               33-79118               333-69574
33-02339             33-75976               33-79122               333-72079
33-34370             33-75978               33-81216               333-86276
33-42555             33-75980               33-87642               333-86278
33-60477             33-75982               33-87932               333-87305
33-61897             33-75984               33-88720               333-89953
33-62473             33-75986               33-88722               333-101761
33-64277             33-75988               33-88724               333-104456
33-75248             33-75990               33-89858               333-105479
33-75954             33-75992               33-91846               333-109622
33-75956             33-75994               333-01107              333-109860
33-75958             33-75996               333-09515
33-75960             33-75998               333-15817
33-75962             33-76000               333-27337
33-75964             33-76002               333-37448
33-75966             33-76004               333-49176
33-75968             33-76018               333-49495
33-75970             33-76024               333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512           811-02513               811-04536               811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-49581
33-62481                         33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:
As Director of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827              333-33914             333-66757            333-104547
33-59261              333-33924             333-70600            333-104548
333-23351             333-35592             333-70602            333-111686
333-28679             333-57212             333-90516            333-116137
333-28755             333-57218             333-101481           333-117260
333-28769             333-63692             333-104539
333-30180             333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                         811-8524

RELIASTAR LIFE INSURANCE COMPANY:
As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          333-47094                       333-92000
33-57244                         333-69431                       333-105319
33-65870                         333-100207
33-69892                         333-100208
333-18517                        333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208                        811-03341                      811-09002


SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                         333-34404                       333-90577
33-78444                         333-50278                       333-117329
33-88148                         333-72753
333-34402                        333-73464


Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976


hereby ratifying and confirming on this 15th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                             /s/ Kathleen A. Murphy
               ---------------------------------------------------
                                 Kathleen A. Murphy


                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-104540
                                                                 333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341                      811-9002



SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976

hereby ratifying and confirming on this 14th day of July 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                               /s/ Stephen Preston
               ---------------------------------------------------
                                   Stephen J. Preston


                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-104540
                                                                 333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


SECURITY LIFE OF DENVER INSURANCE COMPANY:
As President of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                         333-34404                       333-90577
33-78444                         333-50278                       333-117329
33-88148                         333-72753
333-34402                        333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

hereby ratifying and confirming on this 21st day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                               /s/ Mark A. Tullis
               ---------------------------------------------------
                                   Mark A. Tullis


                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-104540
                                                                 333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427                        811-07935


hereby ratifying and confirming on this 14th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                              /s/ Charles B. Updike
               ---------------------------------------------------
                                  Charles B. Updike


                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-104540
                                                                 333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935
hereby ratifying and confirming on this 19th day of July 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                                /s/ Ross M. Weale
               ---------------------------------------------------
                                    Ross M. Weale


                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director and Chief Financial Officer of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448          33-75972                33-76026               333-60016
2-52449          33-75974                33-79118               333-69574
33-02339         33-75976                33-79122               333-72079
33-34370         33-75978                33-81216               333-86276
33-42555         33-75980                33-87642               333-86278
33-60477         33-75982                33-87932               333-87305
33-61897         33-75984                33-88720               333-89953
33-62473         33-75986                33-88722               333-101761
33-64277         33-75988                33-88724               333-104456
33-75248         33-75990                33-89858               333-105479
33-75954         33-75992                33-91846               333-109622
33-75956         33-75994                333-01107              333-109860
33-75958         33-75996                333-09515
33-75960         33-75998                333-15817
33-75962         33-76000                333-27337
33-75964         33-76002                333-37448
33-75966         33-76004                333-49176
33-75968         33-76018                333-49495
33-75970         33-76024                333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512         811-02513             811-04536                811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Director and Chief Financial Officer of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-49581
33-62481                         33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:
As Director and Chief Financial Officer of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827              333-33914             333-66757            333-104547
33-59261              333-33924             333-70600            333-104548
333-23351             333-35592             333-70602            333-111686
333-28679             333-57212             333-90516            333-116137
333-28755             333-57218             333-101481           333-117260
333-28769             333-63692             333-104539
333-30180             333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                         811-8524

RELIASTAR LIFE INSURANCE COMPANY:
As Director and Chief Financial Officer of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          333-47094                       333-92000
33-57244                         333-69431                       333-105319
33-65870                         333-100207
33-69892                         333-100208
333-18517                        333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341                      811-9002


RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director and Chief Financial Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-104540
                                                                 333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427                        811-07935


SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director and Chief Financial Officer of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                         333-34404                       333-90577
33-78444                         333-50278                       333-117329
33-88148                         333-72753
333-34402                        333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292                        811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director and Chief Financial Officer of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                        811-08976


hereby ratifying and confirming on this 21st day of July 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                               /s/ David A. Wheat
               ---------------------------------------------------
                                   David A. Wheat